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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 33-62102, Form S-8 File No. 33-62104, Form S-8 File No. 33-79426 and Form S-3 File No. 33-73758.

Orange County, California
January 12, 1996

                                                ARTHUR ANDERSEN LLP